UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 15, 2024

CSW INDUSTRIALS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2024 Equity and Incentive Compensation Plan

On August 15, 2024, CSW Industrials, Inc., a Delaware corporation (the “Company”), held its 2024 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders approved the Company’s 2024 Equity and Incentive Compensation Plan (the “2024 Equity Plan”), as detailed below in the disclosures under Item 5.07. The full text of the 2024 Equity Plan and a summary description of the material terms thereof are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 1, 2024, which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Meeting, the number of shares present was 14,360,870, representing 92.43% of the 15,537,014 shares issued and outstanding that were entitled to vote on June 24, 2024, the record date for the Meeting.

Four items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below. Percentages shown are calculated in accordance with the methodology for counting votes for each proposal as described in the proxy statement related to the Meeting.

1.Election of Directors. The director nominees listed below were duly elected at the Meeting for a one-year term expiring in 2025 pursuant to the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph Armes	13,179,486 (98.47%)	204,686 (1.53%)	976,698
Darron Ash	13,327,888 (99.58%)	56,284 (0.42%)	976,698
Michael Gambrell	11,744,819 (87.75%)	1,639,353 (12.25%)	976,698
Bobby Griffin	12,663,839 (94.62%)	720,333 (5.38%)	976,698
Terry Johnston	12,812,986 (95.73%)	571,186 (4.27%)	976,698
Linda Livingstone	12,666,108 (94.63%)	718,064 (5.37%)	976,698
Anne Motsenbocker	13,103,881 (97.91%)	280,291 (2.09%)	976,698
Robert Swartz	12,739,846 (95.19%)	644,326 (4.81%)	976,698
Kent Sweezey	13,020,949 (97.29%)	363,223 (2.71%)	976,698

2.Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers received the following votes:

Votes FOR:	13,051,280 (97.63%)
Votes AGAINST:	316,375 (2.36%)
Votes ABSTAINED:	16,517
Broker Non-Votes:	976,698

3.Vote on the Equity and Incentive Compensation Plan. The proposal for approval of the Company’s 2024 Equity and Incentive Compensation Plan received the following votes:

Votes FOR:	12,986,213 (97.16%)
Votes AGAINST:	379,253 (2.83%)
Votes ABSTAINED:	18,706
Broker Non-Votes:	976,698

4.Ratification of Independent Registered Public Accounting Firm. Grant Thornton LLP was ratified to serve as the Company’s independent registered public accounting firm for fiscal 2025 pursuant to the following votes:

Votes FOR:	14,297,723 (99.59%)
Votes AGAINST:	58,508 (0.40%)
Votes ABSTAINED:	4,639
Broker Non-Votes:	0

No other matters were voted on at the Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 16, 2024

By:	/s/ Luke E. Alverson

Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary